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                                                                    EXHIBIT 99.1

                   INTERNATIONAL BUSINESS MACHINES CORPORATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of International Business Machines Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel J. Palmisano, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



  /s/ Samuel J. Palmisano
 ------------------------
      Samuel J. Palmisano
      Chairman, President and Chief Executive Officer
      May 14, 2003


    A signed original of this written statement required by Section 906 has been provided to IBM and will be retained by IBM and furnished to the Securities and Exchange Commission or its staff upon request.

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